FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Schedule of Credit Risk) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Assets:
Cash and cash equivalents	$ 16,831	$ 5,297	$ 3,404	$ 5,110
Total assets	47,290	53,567
Credit risk [member]
Assets:
Cash and cash equivalents	16,831	5,297
Short-term bank deposits	5,756	22,192
Other receivables	141	613
Total assets	$ 22,728	$ 28,102